SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2003

AUSPEX SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-21432 (Commission File Number)	93-0963660 (IRS Employer Identification No.)

2800 Scott Boulevard
Santa Clara, California 95050

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 566-2000

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

     On June 20, 2003, Auspex Systems, Inc. (the “Company”) completed the sale of (1) its issued and pending U.S. and foreign patents and patent applications (the “Purchased Assets” as defined in the Asset Purchase Agreement filed as exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on June 17, 2003) of the Company to Network Appliance, Inc. for a cash purchase price of $8,975,000 (the “Patent Sale”) and (2) certain assets relating to the Company’s customer service operation (the “Assets” as defined in the Asset Purchase Agreement filed as exhibit 2.2 to the Form 8-K filed with the Securities and Exchange Commission on June 17, 2003 and incorporated herein by reference) to GlassHouse Technologies, Inc. for a cash purchase price of $280,000, the payment of certain cure costs associated with assigned contracts and the assumption of certain liabilities (the “Service Sale”) pursuant to the terms and conditions of the Asset Purchase Agreements filed as exhibits to the Form 8-K filed with the Securities and Exchange Commission on June 17, 2003.

     The foregoing descriptions of the Patent Sale and the Service Sale are qualified in their entirety by reference to the full text of the Asset Purchase Agreements governing those transactions, which were filed as exhibits to the Form 8-K filed with the Securities and Exchange Commission on June 17, 2003 and incorporated herein by reference.

     At the time the Company completed the Patent Sale and the Service Sale, the Company was operating as a debtor in possession under Chapter 11 of the United States Bankruptcy Code. The Patent Sale and the Service Sale were approved by the United States Bankruptcy Court for the Northern District of California, San Jose Division, through the entry of an order. The Company is continuing to assess the impact of the above mentioned sales on its creditors and equity holders.

     The Company has also filed as an exhibit hereto a summary of financial status of the Company for the month ended May 24, 2003, as required by the United States Bankruptcy Court, Northern District of California, San Jose Division.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description
2.1	Form of Asset Purchase Agreement by and between the Company and Network Appliance, Inc. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.) (1)
2.2	Form of Asset Purchase Agreement by and between the Company and GlassHouse Technologies, Inc. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.) (1)
99.1	Summary of financial status of the Company for the month ended May 24, 2003, as required by the United States Bankruptcy Court, Northern District of California, San Jose Division.

(1)	Incorporated by reference to exhibit to our Form 8-K filed with the Securities and Exchange Commission on June 17, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUSPEX SYSTEMS, INC.

Date: June 26, 2003	/s/ Peter Simpson Peter Simpson Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Form of Asset Purchase Agreement by and between the Company and Network Appliance, Inc. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.) (1)
2.2	Form of Asset Purchase Agreement by and between the Company and GlassHouse Technologies, Inc. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.) (1)
99.1	Summary of financial status of the Company for the month ended May 24, 2003, as required by the United States Bankruptcy Court, Northern District of California, San Jose Division.

(1)	Incorporated by reference to exhibit to our Form 8-K filed with the Securities and Exchange Commission on June 17, 2003.